Commitments	12 Months Ended
Dec. 31, 2022
Capital commitments [abstract]
Commitments

26. Commitments

Capital commitments

	Year Ended December 31,
	2021	2022
	RMB’000	RMB’000
Equipment and intangible assets
- Contracted but not provided for	146,878	—

As of December 31, 2021, we had capital commitments of approximately RMB 146.9 million (USD 23.0 million), primarily in connection with the construction of a campus in Taicang in the PRC.

During the year ended December 31, 2022, the Group terminated a plan to build a facility for research and development laboratory, manufacturing and office use in the Taicang High-Tech Industrial Development Zone and recognized net impairment losses on the construction in process of RMB 32.8 million (see Note 12). As of December 31, 2022, we have no additional capital commitments.